UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

Ajax I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39660	98-1554459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

667 Madison Avenue
New York, NY	10065
(Address of principal executive offices)	(Zip Code)

(212) 655-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	AJAX.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AJAX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AJAX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 30, 2020, Ajax I (the “Company”) consummated its initial public offering (the “IPO”) of 80,499,090 units (the “Units”), including the issuance of 5,499,090 Units as a result of the underwriter’s exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-fourth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $804,990,900.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 21,129,818 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Ajax I Holdings, LLC (the “Sponsor”), generating gross proceeds to the Company of $21,129,818. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights; and (5) they can only be exercised during the period (A) commencing on the later of: (i) the date that is thirty (30) days after the first date on which the Company completes its initial business combination, and (ii) the date that is twelve (12) months from the date of the closing of the IPO, and (B) terminating at the earliest to occur of (x) 5:00 p.m., New York City time on the date that is seven years after the date on which the Company completes its initial business combination, and (y) the liquidation of the Company in accordance with the Company’s amended and restated memorandum and articles of association, as amended from time to time, if the Company fails to complete a business combination.

A total of $804,990,900, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company's initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company's public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-249411):

●	Amended and Restated Memorandum and Articles of Association of the Company.

●	Underwriting Agreement, dated October 27, 2020, between the Company, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

●	Warrant Agreement, dated October 27, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	Letter Agreement, dated October 27, 2020, among the Company, the Sponsor and the Company’s officers and directors.

●	Investment Management Trust Agreement, dated October 27, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	Registration Rights Agreement, dated October 27, 2020, among the Company, the Sponsor and certain other security holders named therein.

●	Administrative Services Agreement, dated October 27, 2020, between the Company and the Sponsor.

●	Sponsor Warrants Purchase Agreement, dated October 27, 2020, between the Company and the Sponsor.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Daniel S. Och.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Glenn R. Fuhrman.

●	Indemnity Agreement, dated October 27, 2020, between the Company and J. Morgan Rutman.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Steve Ells.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Jim McKelvey.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Kevin Systrom.

●	Indemnity Agreement, dated October 27, 2020, between the Company and Anne Wojcicki.

On October 27, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 27, 2020, between the Company, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated October 27, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 27, 2020, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated October 27, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 27, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated October 27, 2020, between the Company and the Sponsor.

10.5	Sponsor Warrants Purchase Agreement, dated October 27, 2020, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated October 27, 2020, between the Company and Daniel Och.

10.7	Indemnity Agreement, dated October 27, 2020, between the Company and Glenn Fuhrman.

10.8	Indemnity Agreement, dated October 27, 2020, between the Company and J. Morgan Rutman.

10.9	Indemnity Agreement, dated October 27, 2020, between the Company and Steve Ells.

10.10	Indemnity Agreement, dated October 27, 2020, between the Company and Jim McKelvey.

10.11	Indemnity Agreement, dated October 27, 2020, between the Company and Kevin Systrom.

10.12	Indemnity Agreement, dated October 27, 2020, between the Company and Anne Wojcicki.

99.1	Press Release, dated October 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ajax I

Date: October 30, 2020	By:	/s/ Daniel S. Och
Name: Daniel S. Och
Title: Chief Executive Officer

3